Principal Life Insurance Company Variable Life Separate Account

Supplement dated August 23, 2023
to the Prospectuses and Updating Summary Prospectuses dated May 1, 2023 for:

Principal Variable Universal Life Accumulator II
Principal Benefit Variable Universal Life
Principal Executive Variable Universal Life
Principal Variable Universal Life Income

This supplement updates information contained in the Prospectuses and Updating Summary Prospectuses referenced above. Please retain this supplement for future reference.

APPENDIX - UNDERLYING FUNDS AVAILABLE UNDER THE POLICY
Delete the rows for American Century VP Ultra - Class II and American Century VP Value - Class II in the table and replace with the following:

Fund Company and Fund Name and Class	Fund Type	Advisor/ Sub-Advisor	Current Expense Ratio	Average Annual Total Returns
				1 yr	5 yr	10 yr
American Century VP Ultra - Class II*	Large US Equity	American Century Investment Management, Inc.	0.90%	(32.46%)	10.94%	13.95%
American Century VP Value - Class II*	Large US Equity		0.86%	0.31%	7.68%	10.41%